HERITAGE CASH TRUST

MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND

Supplement dated January 29, 2009 to the Prospectus dated November 1, 2008

The following information supplements the disclosure in the Prospectus for the above-referenced funds. It should be retained and read in conjunction with the Prospectus.

Effective January 29, 2009, Eagle Asset Management, Inc. (“Eagle”) has voluntarily agreed to reimburse certain expenses and, if necessary, cap its investment advisory fee for the Heritage Cash Trust Money Market Fund and Municipal Money Market Fund (the “funds”). As a result, the prospectus is updated as follows:

1.	Money Market Fund

In the Annual Fund Operating Expenses table on page P-3, footnote (4) is added to the line titled “Total Annual Operating Expenses”, as follows:

(4)

Eagle has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the fund will be able to maintain a positive yield. In addition, Eagle has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that its annual operating expenses exceed 0.74% of the fund’s average daily net assets. These expense limitations exclude interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. These voluntary waivers may be withdrawn at any time. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following three fiscal years if overall expenses fall below these percentage limitations.

2.	Municipal Money Market Fund

In the Annual Fund Operating Expenses table on page P-6, the following paragraph is added to the beginning of footnote (3):

(3)

Eagle has voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that it becomes necessary in order to maintain a positive yield. There is no guarantee that the fund will be able to maintain a positive yield. The voluntary waiver may be withdrawn at any time. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following three fiscal years if overall expenses fall below the fund’s stated limitations.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE